Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Premium Catering (Holdings) Limited, a Cayman Islands company (the “Corporation”), does hereby certify, to such officer’s knowledge, that:

Amendment 1 to the Annual Report on Form 20-F for the financial year ended June 30, 2025 (the “Form 20-F”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in Amendment 1 to the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: November 25, 2025	/s/ Wong Ka Hei, Ben
Wong Ka Hei, Ben, Chief Financial Officer